-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of report (Date of earliest event reported) March 18, 2004


                Bear Stearns Commercial Mortgage Securities Inc.

             (Exact Name of Registrant as Specified in Its Charter)

Delaware                      333-86366                     13-3411414
-------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission                   (IRS Employer
of Incorporation)              File Number)                 Identification No.)


383 Madison Avenue, New York, NY                                10179
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code  (212) 272-2000
                                                    --------------


          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure.
-------  ---------------------------------------

     On March 18, 2004, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates, Series 2004-PWR3 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement"), entered into by and among Bear Stearns Commercial Mortgage Securities Inc. (the "Registrant"), Prudential Asset Resources, Inc. as a Master Servicer and as Lion Industrial Portfolio Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, Certificate Administrator and Tax Administrator, ARCap Servicing, Inc. as General Special Servicer, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and The Prudential Insurance Company of America, as Lion Industrial Portfolio Non-Pooled Subordinate Noteholder. Certain classes of the Certificates (the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-86366) and sold to Bear, Stearns & Co. Inc., ("BSCI"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"), Goldman, Sachs & Co. ("GS&CO.") and Wells Fargo Brokerage Services, LLC ("WFBS", and together with BSCI, MLPFS and GS&CO., the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriters.

Item 7.  Financial Statements and Exhibits.
-------  ---------------------------------

(a) Financial statements of businesses acquired:
    -------------------------------------------

     Not applicable.

(b) Pro forma financial information:
    -------------------------------

     Not applicable.

(c)  Exhibits:
     --------

Exhibit No.    Description

4.1 Pooling and Servicing Agreement among Bear Stearns Commercial Mortgage Securities Inc. as Depositor, Prudential Asset Resources, Inc. as a Master Servicer and as Lion Industrial Portfolio Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, Certificate Administrator and Tax Administrator, ARCap Servicing, Inc. as General Special Servicer, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and The Prudential Insurance Company of America, as Lion Industrial Portfolio Non-Pooled Subordinate Noteholder.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   April 2, 2004


                        BEAR STEARNS COMMERCIAL MORTGAGE
                        SECURITIES INC.
                           By: /s/ Michael A. Forastiere
                               -------------------------
                               Name:  Michael A. Forastiere
                               Title: Vice President

                                  EXHIBIT INDEX

            The following exhibits are filed herewith:


Exhibit No.
----------

4.1       Pooling and Servicing Agreement among Bear Stearns Commercial
          Mortgage Securities Inc. as Depositor, Prudential Asset Resources, Inc. as a Master Servicer and as Lion Industrial Portfolio Special Servicer, Wells Fargo Bank, National Association as a Master Servicer, Certificate Administrator and Tax Administrator, ARCap Servicing, Inc. as General Special Servicer, LaSalle Bank National Association as Trustee, ABN AMRO Bank N.V., as Fiscal Agent and The Prudential Insurance Company, as Lion Industrial Portfolio Non-Pooled Subordinate Noteholder.